SUPPLEMENT

DATED SEPTEMBER 10, 2010 TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2010, AS LAST AMENDED AUGUST 27, 2010

FOR HARTFORD HLS FUNDS

Effective immediately, under the heading “High Yield-High Risk Debt Securities and Bank Loans,” the first paragraph is deleted and replaced with the following:

Any security or loan with a long-term credit rating of “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch is below investment grade. Securities and loans which are unrated but determined by a sub-adviser to be of comparable quality will also be considered below investment grade. Each fund — other than the Index HLS Fund, the Money Market Fund HLS Fund, the Small/Mid Cap Equity HLS Fund and the U.S. Government Securities HLS Fund — is permitted to invest in below-investment grade securities.

This Supplement should be retained with your SAI for future reference.